UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 22, 2011

Signature Group Holdings, Inc.

Nevada	001-08007	95-2815260
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15303 Ventura Blvd., Suite 1600 Sherman Oaks, CA	91403
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 409 - 4340

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(a) On April 21, 2011, following the filing by Signature Group Holdings, Inc. (the “Company”) of a current report on Form 8-K announcing the appointment of three independent directors to the Company’s Board of Directors (the “Board”), Michael Blitzer sent by email a resignation letter addressed to the Company’s Chairman of the Board, in which he informed the Company of his resignation as a director on the Board, effective immediately. A copy of Mr. Blitzer’s resignation letter is attached hereto as Exhibit 99.1. Mr. Blitzer served as member of the Board’s Audit Committee.

In connection with the Company’s emergence from bankruptcy proceedings under a plan of reorganization confirmed by the bankruptcy court (the “Signature Plan”), Mr. Blitzer, through a management company he controls, signed a Joinder To Plan Support Agreement with Signature Group Holdings, LLC, James McIntyre (the Company’s largest shareholder) and certain holders of the Company’s 9% Trust Originated Preferred Securities (the “TOPrS”), pursuant to which his management company agreed to support the Signature Plan. The Signature Plan, among other things, described in detail the strategic direction and business plan for the Company. In addition to the confirmation of the Signature Plan by the bankruptcy court, the Signature Plan was overwhelmingly approved by 69.6% of the Company’s outstanding common shares as well as by 88.7% of the Company’s outstanding TOPrS. Notwithstanding the foregoing, Mr. Blitzer advanced positions that were inconsistent with the strategic direction and business plan as approved under the Signature Plan, which positions were not shared by a majority of the Board. The Company believes that Mr. Blitzer resigned because a majority of the Board did not support his views.

The Company disagrees with the statements, characterizations and positions taken by Mr. Blitzer in the attached letter, including statements which the Company believes to be factually inaccurate. The Company finds it unfortunate that Mr. Blitzer made statements which include Board deliberations and other confidential non-public information in his resignation letter. Pursuant to the requirements of Item 5.02 of Form 8-K, the Company has provided Mr. Blitzer with a copy of this 8-K concurrent with the filing with the Securities and Exchange Commission today.

Item 7.01    Regulation FD Disclosure.

On April 22, 2011, Signature Group Holdings, Inc. (the “Company”) announced in a press release attached as Exhibit 99.2 hereto and incorporated herein by reference that Steven Gidumal, Patrick E. Lamb and Deborah Hicks Midanek have joined the Company’s Board as independent directors. The Company also addresses the resignation of Mr. Michael Blitzer, which was effective on April 21, 2011 and was received following the filing of a current report on Form 8-K with respect to the director appointments.

Item 9.01    Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description
99.1	Resignation letter of Michael Blitzer, dated April 21, 201[1].

99.2	Press Release issued by Signature Group Holdings, Inc., dated April 22, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SIGNATURE GROUP HOLDINGS, INC.

Date: April 22, 2011	By:	/S/ DAVID N. BRODY
Name: David N. Brody
Title: Sr. Vice President, Counsel & Secretary